Driehaus Active Income Fund
Schedule of Investments
March 31, 2019 (unaudited)

	Shares, Principal Amount, or Number of Contracts	Value
BANK LOANS — 29.28%
Apparel — 1.15%
Boardriders, Inc.
9.00% (US LIBOR+650 basis points), 4/6/24 [2,7]	$6,454,432	$6,422,160
Coal — 1.22%
Contura Energy, Inc.
7.32% (US LIBOR+500 basis points), 11/9/25 [2,7]	6,912,500	6,852,016
Computers — 3.13%
DynCorp International, Inc.
8.17% (US LIBOR+600 basis points), 7/7/20 [2,7]	4,979,504	4,954,632
McAfee LLC
6.25% (US LIBOR+375 basis points), 9/29/24 [2,7]	6,326,860	6,330,846
McAfee LLC
11.00% (US LIBOR+850 basis points), 9/28/25 [2,7]	6,200,000	6,271,300
		17,556,778
Distribution/Wholesale — 3.32%
Fossil Group, Inc.
10.42% (US LIBOR+700 basis points), 12/31/20 [2,7]	18,566,509	18,605,127
Entertainment — 1.42%
Golden Entertainment, Inc.
9.50% (US LIBOR+700 basis points), 10/20/25 [2,7]	8,118,000	7,986,082
Healthcare - Services — 1.27%
Heartland Dental LLC
6.25% (US LIBOR+375 basis points), 4/30/25 [2,7]	1,250,798	1,216,989
Heartland Dental LLC
6.27% (US LIBOR+375 basis points), 4/30/25 [2,7]	52,644	51,221
Tivity Health, Inc.
7.74% (US LIBOR+525 basis points), 3/8/26 [2,7]	5,956,627	5,857,330
		7,125,540
Insurance — 4.65%
Acrisure LLC
6.77% (US LIBOR+425 basis points), 11/22/23 [2,7]	6,271,582	6,242,827
Asurion LLC
9.00% (US LIBOR+650 basis points), 8/4/25 [2,7]	16,628,049	16,896,509
Genworth Holdings, Inc.
6.96% (US LIBOR+450 basis points), 3/7/23 [2,7]	2,912,913	2,918,389
		26,057,725
Internet — 0.23%
Hoya Midco LLC
5.84% (US LIBOR+350 basis points), 6/30/24 [2,7]	1,357,431	1,316,715
Investment Companies — 5.66%
Abe Investment Holdings, Inc.
7.00% (US LIBOR+450 basis points), 2/19/26 [2,7]	9,975,000	9,917,344

Driehaus Active Income Fund
Schedule of Investments
March 31, 2019 (unaudited)

	Shares, Principal Amount, or Number of Contracts	Value
Larchmont Resources LLC
9.77%, (US LIBOR+900 basis points), 8/7/20 [2,7]	$6,345,333	$6,186,700
UFC Holdings LLC
10.00% (US LIBOR+750 basis points), 8/18/24 [2,7]	15,537,000	15,647,002
		31,751,046
Media — 2.81%
Cumulus Media New Holdings, Inc.
7.00% (US LIBOR+450 basis points), 5/15/22 [2,7]	8,434,176	8,307,664
NEP Group, Inc.
9.30% (US LIBOR+700 basis points), 10/19/26 [2,7]	7,500,000	7,425,000
		15,732,664
Retail — 1.15%
Ascena Retail Group, Inc.
6.88% (US LIBOR+450 basis points), 8/21/22 [2,7]	7,337,418	6,443,170
Software — 1.60%
TIBCO Software, Inc.
4.50% (US LIBOR+350 basis points), 12/4/20 [2,7]	9,000,000	8,977,500
Telecommunications — 1.67%
Avaya, Inc.
6.74% (US LIBOR+425 basis points), 12/15/24 [2,7]	9,371,151	9,346,739
Total BANK LOANS
(Cost $168,757,087)		164,173,262
CORPORATE BONDS — 60.34%
Agriculture — 2.07%
Vector Group Ltd.
6.13%, 2/1/25 [1,3]	13,060,000	11,594,668
Airlines — 1.08%
Virgin Australia Holdings Ltd. (Australia)
8.50%, 11/15/19 [1,8]	5,956,000	6,075,120
Banks — 7.01%
JPMorgan Chase & Co.
6.22% (LIBOR 3 Month+347 basis points), 12/29/49 [2,3]	15,081,000	15,156,405
State Street Corp.
3.61% (LIBOR 3 Month+100 basis points), 6/15/37 [2,3]	10,688,000	8,443,520
USB Realty Corp.
3.93% (LIBOR 3 Month+115 basis points), 1/15/62 [1,2,3]	18,235,000	15,682,100
		39,282,025
Beverages — 0.90%
Cott Holdings, Inc.
5.50%, 4/1/25 [1]	5,000,000	5,043,750
Building Materials — 1.03%
Builders FirstSource, Inc.
5.63%, 9/1/24 [1,3]	5,849,000	5,761,265

Driehaus Active Income Fund
Schedule of Investments
March 31, 2019 (unaudited)

	Shares, Principal Amount, or Number of Contracts	Value
Commercial Services — 0.98%
Nielsen Finance LLC / Nielsen Finance Co.
5.00%, 4/15/22 [1]	$5,559,000	$5,489,513
Computers — 3.37%
GCI LLC
6.88%, 4/15/25	5,000,000	5,218,750
NCR Corp.
6.38%, 12/15/23	8,000,000	8,220,000
Unisys Corp.
10.75%, 4/15/22 [1]	4,960,000	5,468,400
		18,907,150
Distribution/Wholesale — 1.18%
Univar USA, Inc.
6.75%, 7/15/23 [1]	6,500,000	6,643,000
Diversified Financial Services — 4.29%
Curo Group Holdings Corp.
8.25%, 9/1/25 [1,3]	13,000,000	11,147,500
ILFC E-Capital Trust I
4.57%, 12/21/65 [1,2,3,9]	14,576,000	11,515,040
ILFC E-Capital Trust I
4.57%, 12/21/65 [2,10]	1,750,000	1,382,500
		24,045,040
Energy - Alternate Sources — 1.12%
Enviva Partners LP / Enviva Partners Finance Corp.
8.50%, 11/1/21	6,000,000	6,255,000
Entertainment — 0.91%
Cinemark USA, Inc.
4.88%, 6/1/23	5,000,000	5,084,000
Home Builders — 0.36%
Taylor Morrison Communities, Inc. / Taylor Morrison Holdings II, Inc.
5.88%, 4/15/23 [1]	2,000,000	2,035,000
Insurance — 4.14%
Acrisure LLC / Acrisure Finance, Inc.
8.13%, 2/15/24 [1]	6,500,000	6,735,040
Fidelity & Guaranty Life Holdings, Inc.
5.50%, 5/1/25 [1]	7,715,000	7,743,931
Genworth Holdings, Inc.
7.70%, 6/15/20 [3]	8,764,000	8,741,915
		23,220,886
Internet — 3.01%
EIG Investors Corp.
10.88%, 2/1/24 [3]	16,060,000	16,863,000

Driehaus Active Income Fund
Schedule of Investments
March 31, 2019 (unaudited)

	Shares, Principal Amount, or Number of Contracts	Value
Investment Companies — 2.43%
Compass Group Diversified Holdings LLC
8.00%, 5/1/26 [1,3]	$13,098,000	$13,621,920
Leisure Time — 0.86%
Vista Outdoor, Inc.
5.88%, 10/1/23	5,200,000	4,836,000
Media — 5.86%
Altice Luxembourg S.A. (Luxembourg)
7.75%, 5/15/22 [1,3,8]	12,005,000	12,005,000
CSC Holdings LLC
6.63%, 10/15/25 [1]	2,000,000	2,120,000
Lee Enterprises, Inc.
9.50%, 3/15/22 [1,3]	8,925,000	9,114,656
Tribune Media Co.
5.88%, 7/15/22	9,435,000	9,629,597
		32,869,253
Mining — 2.00%
Mountain Province Diamonds, Inc. (Canada)
8.00%, 12/15/22 [1,3,8]	11,260,000	11,231,850
Oil & Gas — 1.20%
Rio Oil Finance Trust Series 2014-1 (Brazil)
9.25%, 7/6/24 [1,3,8]	3,053	3,320
Transocean Pontus Ltd. (Cayman Islands)
6.13%, 8/1/25 [1,8]	6,615,000	6,697,688
		6,701,008
Packaging & Containers — 1.62%
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc. (Ireland)
4.63%, 5/15/23 [1,8]	3,000,000	3,018,750
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc. (Ireland)
6.00%, 2/15/25 [1,3,8]	6,060,000	6,060,000
		9,078,750
Pharmaceuticals — 3.96%
HLF Financing Sarl LLC / Herbalife International, Inc.
7.25%, 8/15/26 [1,3]	13,365,000	13,765,950
Horizon Pharma USA, Inc.
6.63%, 5/1/23	8,200,000	8,464,745
		22,230,695
Retail — 1.02%
GameStop Corp.
6.75%, 3/15/21 [1]	5,650,000	5,692,375
Software — 1.29%
Donnelley Financial Solutions, Inc.
8.25%, 10/15/24	3,300,000	3,324,750

Driehaus Active Income Fund

Schedule of Investments

March 31, 2019 (unaudited)

	Shares, Principal Amount, or Number of Contracts	Value
j2 Cloud Services LLC / j2 Global Co.-Obligor, Inc.
6.00%, 7/15/25 [1]	$3,750,000	$3,895,312
		7,220,062
Telecommunications — 5.42%
Altice France S.A. (France)
7.38%, 5/1/26 [1,3,8]	4,320,000	4,233,600
Consolidated Communications, Inc.
6.50%, 10/1/22 [3]	16,451,000	14,723,645
HC2 Holdings, Inc.
11.50%, 12/1/21 [1,3]	13,097,000	11,427,132
		30,384,377
Transportation — 1.78%
XPO CNW, Inc.
6.70%, 5/1/34 [3]	11,507,000	9,953,555
Trucking & Leasing — 1.45%
Fortress Transportation & Infrastructure Investors LLC
6.75%, 3/15/22 [1]	8,000,000	8,140,000
Total CORPORATE BONDS
(Cost $348,849,381)		338,259,262
CONVERTIBLE CORPORATE BONDS — 0.60%
Software — 0.60%
Avaya Holdings Corp.
2.25%, 6/15/23 [1]	3,625,000	3,338,520
Total CONVERTIBLE CORPORATE BONDS
(Cost $3,616,720)		3,338,520
COMMON STOCK — 0.58%
Banks — 0.35%
Kearny Financial Corp.	152,756	1,965,970
Media — 0.23%
Altice USA, Inc.	60,336	1,296,017
Software — 0.00%
Avaya Holdings Corp.*	632	10,637
Total COMMON STOCK
(Cost $3,387,698)		3,272,624
CONVERTIBLE PREFERRED STOCK — 0.00%
Auto Manufacturers — 0.00%
General Motors Corp. Senior Convertible Preferred Escrow - B
5.25%, 3/6/34 *4,5,6	475,000	—
General Motors Corp. Senior Convertible Preferred Escrow - C
6.25%, 12/15/12 *4,5,6	11,790,650	—
		—
Total CONVERTIBLE PREFERRED STOCK
(Cost $—)		—

Driehaus Active Income Fund

Schedule of Investments

March 31, 2019 (unaudited)

	Shares, Principal Amount, or Number of Contracts	Value
PREFERRED STOCK — 3.71%
Banks — 3.71%
GMAC Capital Trust I
8.47% (LIBOR 3 Month+579 basis points), 2/15/40 [2,3]	798,891	$20,803,122
Total PREFERRED STOCKS
(Cost $21,288,655)		20,803,122
PRIVATE STOCK — 0.35%
Investment Companies — 0.35%
Larchmont Resources LLC [4]	7,824	1,956,000
Total PRIVATE STOCK
(Cost $977,968)		1,956,000

TOTAL INVESTMENTS
(Cost $546,877,509)	94.86%	531,802,790

Other Assets less Liabilities	5.14%	28,824,096

Net Assets	100.00%	$560,626,886

Driehaus Active Income Fund

Schedule of Investments

March 31, 2019 (unaudited)

	Shares, Principal Amount, or Number of Contracts	Value
INVESTMENT SECURITIES SOLD SHORT — (10.02)%
CORPORATE BONDS — (6.17)%
Commercial Services — (0.34)%
Avis Budget Car Rental LLC / Avis Budget Finance, Inc.
5.25%, 3/15/25 [1]	$(2,000,000)	$(1,935,000)
Diversified Financial Services — (0.34)%
Enova International, Inc.
8.50%, 9/15/25 [1]	(2,000,000)	(1,882,500)
Food — (1.99)%
General Mills, Inc.
4.20%, 4/17/28	(4,500,000)	(4,684,658)
Kroger Co.
2.65%, 10/15/26	(7,000,000)	(6,456,107)
		(11,140,765)
Healthcare - Services — (1.74)%
DaVita, Inc.
5.13%, 7/15/24	(4,000,000)	(3,970,000)
Hadrian Merger Sub, Inc.
8.50%, 5/1/26 [1]	(3,940,000)	(3,659,275)
HCA, Inc.
5.38%, 2/1/25	(2,000,000)	(2,130,000)
		(9,759,275)
Packaging & Containers — (1.04)%
WRKCo, Inc.
4.65%, 3/15/26	(5,500,000)	(5,838,431)
Retail — (0.34)%
Beacon Roofing Supply, Inc.
4.88%, 11/1/25 [1]	(2,000,000)	(1,905,000)
Telecommunications — (0.38)%
T-Mobile USA, Inc.
6.50%, 1/15/26	(2,000,000)	(2,145,000)
Total CORPORATE BONDS
(Proceeds $33,075,957)		(34,605,971)
COMMON STOCK — (0.21)%
Pharmaceuticals — (0.21)%
Herbalife Nutrition Ltd. *	(22,000)	(1,165,780)
Total COMMON STOCK
(Proceeds $1,202,828)		(1,165,780)
EXCHANGE-TRADED FUNDS — (3.64)%
Invesco Senior Loan ETF	(902,000)	(20,421,280)
Total EXCHANGE-TRADED FUNDS
(Proceeds $19,904,685)		(20,421,280)
TOTAL INVESTMENT SECURITIES SOLD SHORT
(Proceeds $54,183,470)	(10.02)%	$(56,193,031)

Driehaus Active Income Fund

Schedule of Investments

March 31, 2019 (unaudited)

*	Non-income producing security.

US LIBOR – U.S. Dollar London Interbank Offered Rate.

LIBOR 3 Month – 3 Month U.S. Dollar London Interbank Offered Rate.

[1]	Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by Driehaus Mutual Funds' (the "Trust") Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[2]	Variable or Floating rate security. Rates disclosed as of March 31, 2019.

[3]	All or a portion of this security is pledged as collateral for short sales or derivatives transactions.

[4]	Pursuant to procedures adopted by the Trust's Board of Trustees, this security has been determined to be illiquid by Driehaus Capital Management LLC (the "Adviser"), investment adviser to the Fund.

[5]	Security is in default.

[6]	Security valued at fair value as determined in good faith by the Adviser, in accordance with procedures established by, and under the general supervision of, the Trust's Board of Trustees.

[7]	Bank loans in which the Fund invests pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate ("LIBOR"), (ii) the prime rate offered by one or more United States banks or (iii) the certificate of deposit rate. Certain bank loans are subject to a LIBOR floor that establishes a minimum LIBOR rate. The interest rate shown reflects the rate in effect at March 31, 2019. Bank loans generally are subject to mandatory and/or optional repayment. As a result, the actual remaining maturity may be substantially less than the stated maturities shown.

[8]	Foreign security denominated in U.S. dollars and traded in the U.S.

[9]	The coupon rate equals 155 basis points plus the highest of the LIBOR 3 Month, the Constant Maturity Treasury 10 year rate, and the Constant Maturity Treasury 30 year rate, with a maximum of 12.95%.

[10]	The coupon rate equals 155 basis points plus the highest of the LIBOR 3 Month, the Constant Maturity Treasury 10 year rate, and the Constant Maturity Treasury 30 year rate, with a maximum of 14.5%.

Percentages are stated as a percent of net assets.

See accompanying Notes to Schedule of Investments.

Driehaus Active Income Fund

Schedule of Investments

March 31, 2019 (unaudited)

FUTURES CONTRACTS

Counterparty	Futures Contracts	Number of Contracts (Short)	Expiration Date	Notional Amount	Value at March 31, 2019	Unrealized Appreciation/ (Depreciation)
Goldman Sachs	U.S. 5 Year Treasury Note	(546)	June 28, 2019	$(62,639,406)	$(63,242,142)	$(602,736)
Goldman Sachs	U.S. 10 Year Treasury Note	(172)	June 19, 2019	(21,046,761)	(21,365,634)	(318,873)
Goldman Sachs	U.S. Treasury Long Bond	(73)	June 19, 2019	(10,620,191)	(10,924,910)	(304,719)
TOTAL FUTURES CONTRACTS				$(94,306,358)	$(95,532,686)	$(1,226,328)

See accompanying Notes to Schedule of Investments.

Driehaus Event Driven Fund

Schedule of Investments

March 31, 2019 (unaudited)

	Shares, Principal Amount, or Number of Contracts	Value
Bank Loans — 12.67%
Distribution/Wholesale — 2.97%
Fossil Group, Inc.
10.42% (US LIBOR+700 basis points), 12/31/20 [2,3]	$1,650,251	$1,653,684
Entertainment — 3.22%
Golden Entertainment, Inc.
9.50% (US LIBOR+700 basis points), 10/20/25 [2,3]	1,821,320	1,791,724
Insurance — 4.20%
Asurion LLC
9.00% (US LIBOR+650 basis points), 8/4/25 [2,3]	2,300,000	2,337,133
Retail — 2.28%
Ascena Retail Group, Inc.
6.88% (US LIBOR+450 basis points), 8/21/22 [2,3]	1,450,000	1,273,281
Total BANK LOANS
(Cost $7,155,326)		7,055,822
Corporate Bonds — 31.58%
Agriculture — 3.20%
Vector Group Ltd.
6.13%, 2/1/25 [1]	2,010,000	1,784,478
Banks — 7.29%
State Street Corp.
3.61% (LIBOR 3 Month+100 basis points), 6/15/37 [2]	2,200,000	1,738,000
USB Realty Corp.
3.93% (LIBOR 3 Month+115 basis points), 1/15/62 [1,2,4]	2,698,000	2,320,280
		4,058,280
Diversified Financial Services — 7.18%
Curo Group Holdings Corp.
8.25%, 9/1/25 [1]	1,530,800	1,312,661
ILFC E-Capital Trust I
4.57%, 12/21/65 [1,2,4,8]	3,400,000	2,686,000
		3,998,661
Insurance — 3.11%
Genworth Holdings, Inc.
7.70%, 6/15/20	1,739,000	1,734,618
Telecommunications — 10.80%
Consolidated Communications, Inc.
6.50%, 10/1/22 [4]	2,877,000	2,574,915
HC2 Holdings, Inc.
11.50%, 12/1/21 [1,4]	3,940,000	3,437,650
		6,012,565
Total CORPORATE BONDS
(Cost $18,494,803)		17,588,602

Driehaus Event Driven Fund

Schedule of Investments

 March 31, 2019 (unaudited)

	Shares, Principal Amount, or Number of Contracts	Value
Common Stock — 46.25%
Banks — 2.04%
Kearny Financial Corp.	88,093	$1,133,757
Biotechnology — 11.14%
Acer Therapeutics, Inc. *	30,346	737,408
Argenx SE ADR (Netherlands) *4	19,901	2,484,441
Blueprint Medicines Corp. *	10,803	864,780
Celgene Corp. *	9,014	850,380
Orchard Therapeutics plc ADR (United Kingdom) *	70,850	1,266,798
		6,203,807
Computers — 1.46%
Perspecta, Inc.	40,192	812,682
Electronics — 3.34%
Fluidigm Corp. *4	139,807	1,858,035
Healthcare - Products — 3.61%
Inspire Medical Systems, Inc. *	13,451	763,748
SI-BONE, Inc. *4	66,292	1,248,941
		2,012,689
Healthcare - Services — 0.89%
Vapotherm, Inc. *	25,141	494,021
Insurance — 4.63%
FGL Holdings (Bermuda) [4]	327,648	2,578,590
Media — 1.84%
Altice NV, Class A (Netherlands) *	156,076	409,842
Altice USA, Inc.	28,673	615,896
		1,025,738
Pharmaceuticals — 12.69%
Array Biopharma, Inc. *4	89,993	2,194,029
Ascendis Pharma A/S ADR (Denmark) *	8,518	1,002,569
Clementia Pharmaceuticals, Inc. (Canada) *	83,792	2,186,971
MyoKardia, Inc. *	28,662	1,490,137
Sutro Biopharma, Inc. *	16,946	193,015
		7,066,721
Savings & Loans — 3.47%
OceanFirst Financial Corp. [4]	53,840	1,295,390
Waterstone Financial, Inc. [4]	38,838	639,274
		1,934,664
Software — 0.89%
Avaya Holdings Corp. *	29,390	494,634
Telecommunications — 0.25%
HC2 Holdings, Inc. *	58,060	142,247

Driehaus Event Driven Fund

Schedule of Investments

March 31, 2019 (unaudited)

	Shares, Principal Amount, or Number of Contracts	Value
Total COMMON STOCK
(Cost $21,846,882)		$25,757,585
Convertible Preferred Stock — 0.00%
Auto Manufacturers — 0.00%
General Motors Corp. Senior Convertible Preferred Escrow - B
5.25%, 3/6/34 *5,6,7	25,000	—
General Motors Corp. Senior Convertible Preferred Escrow - C
7.25%, 4/15/41 *5,6,7	162,750	—
		—
Total Convertible Preferred Stock
(Cost $1,877)		—
PRIVATE PREFERRED STOCK — 1.70%
Biotechnology — 1.70%
Ideaya Biosciences, Inc. Private Equity [5,7]	1,544,998	943,685
Total PRIVATE PREFERRED STOCK
(Cost $2,000,000)		943,685

TOTAL INVESTMENTS
(Cost $49,498,888)	92.20%	51,345,694

Other Assets less Liabilities	7.80%	4,341,782

Net Assets	100.00%	$55,687,476

Driehaus Event Driven Fund

Schedule of Investments

 March 31, 2019 (unaudited)

	Shares, Principal Amount, or Number of Contracts	Value
INVESTMENT SECURITIES SOLD SHORT — (20.32)%
Common Stock — (0.77)%
Pharmaceuticals — (0.77)%
Bristol-Myers Squibb Co.	(9,014)	$(430,058)
Total COMMON STOCK
(Proceeds $443,843)		(430,058)
Exchange-Traded FundS — (19.55)%
iShares Nasdaq Biotechnology ETF	(32,760)	(3,662,568)
SPDR S&P Biotech ETF	(63,001)	(5,704,111)
SPDR S&P Regional Banking ETF	(29,554)	(1,517,302)
		(10,883,981)
Total EXCHANGE-TRADED FUNDS
(Proceeds $10,079,726)		(10,883,981)
TOTAL INVESTMENT SECURITIES SOLD SHORT
(Proceeds $10,523,569)	(20.32)%	$(11,314,039)

*	Non-income producing security.

ADR — American Depository Receipt

US LIBOR – U.S. Dollar London Interbank Offered Rate.

LIBOR 3 Month – 3 Month U.S. Dollar London Interbank Offered Rate.

[1]	Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by Driehaus Mutual Funds' (the "Trust") Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[2]	Variable or floating rate security. Rates disclosed as of March 31, 2019.

[3]	Bank loans in which the Fund invests pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate ("LIBOR"), (ii) the prime rate offered by one or more United States banks or (iii) the certificate of deposit rate. Certain bank loans are subject to a LIBOR floor that establishes a minimum LIBOR rate. The interest rate shown reflects the rate in effect at December 31, 2018. Bank loans generally are subject to mandatory and/or optional repayment. As a result, the actual remaining maturity may be substantially less than the stated maturities shown.

[4]	All or a portion of this security is pledged as collateral for short sales or derivatives transactions.

[5]	Pursuant to procedures adopted by the Trust's Board of Trustees, this security has been determined to be illiquid by Driehaus Capital Management LLC (the "Adviser"), investment adviser to the Fund.

[6]	Security is in default.

[7]	Security valued at fair value as determined in good faith by the Adviser, in accordance with procedures established by, and under the general supervision of, the Trust's Board of Trustees.

[8]	The coupon rate equals 155 basis points plus the highest of the LIBOR 3 Month, the Constant Maturity Treasury 10 year rate, and the Constant Maturity Treasury 30 year rate, with a maximum of 12.95%.

Percentages are stated as a percent of net assets.

See accompanying Notes to Schedule of Investments.

Driehaus Event Driven Fund

Schedule of Investments

 March 31, 2019 (unaudited)

FORWARD FOREIGN CURRENCY CONTRACTS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Appreciation/ (Depreciation)
Goldman Sachs	USD	158,531	EUR	137,987	May 7, 2019	$3,222

TOTAL FORWARD FOREIGN CURRENCY CONTRACTS						$3,222

EUR = Euro

USD = United States Dollar

See accompanying Notes to Schedule of Investments.

Driehaus Multi-Asset Growth Economies Fund

Schedule of Investments

March 31, 2019 (unaudited)

	Shares, Principal Amount, or Number of Contracts		Value
SOVEREIGN BONDS — 28.45%
Argentina — 2.04%
Argentine Republic Government International Bond
5.63%, 1/26/22	$830,000		$715,875
Brazil — 2.63%
Brazil Notas do Tesouro Nacional Series F
10.00%, 1/1/29 [5]	2,400,000	[5]	668,683
Brazilian Government International Bond
4.63%, 1/13/28	250,000		252,003
			920,686
Colombia — 2.03%
Republic of Colombia Government Bond
5.00%, 6/15/45	680,000		713,456
Egypt — 4.92%
Egypt Treasury Bills
15.39%, 11/12/19 [5]	33,000,000	[5]	1,724,377
Hungary — 2.00%
Hungary Government Bond
3.00%, 10/27/27 [5]	193,000,000	[5]	702,383
Indonesia — 3.86%
Indonesia Treasury Bond
8.38%, 9/15/26 [5]	18,400,000,000	[5]	1,352,542
Mexico — 1.48%
Mexican Bonos
8.00%, 12/7/23 [5]	100,000	[5]	518,627
Nigeria — 0.98%
Nigeria OMO Bill
12.62%, 2/27/20 [5]	140,000,000	[5]	342,853
Peru — 2.91%
Peruvian Government International Bond
6.95%, 8/12/31 [5]	3,000,000	[5]	1,021,069
Poland — 1.49%
Republic of Poland Government Bond
2.75%, 4/25/28 [5]	2,000,000	[5]	520,915
South Africa — 1.59%
Republic of South Africa Government Bond
8.50%, 1/31/37 [5]	9,000,000	[5]	559,393
Thailand — 0.88%
Thailand Government Bond
2.13%, 12/17/26 [5]	10,000,000	[5]	310,221
Turkey — 0.91%
Republic of Turkey Government Bond
6.75%, 5/30/40	360,000		318,218

Driehaus Multi-Asset Growth Economies Fund

Schedule of Investments

March 31, 2019 (unaudited)

	Shares, Principal Amount, or Number of Contracts	Value
Ukraine — 0.73%
Ukraine Government International Bond
7.75%, 9/1/27	$275,000	$256,437
Total SOVEREIGN BONDS
(Cost $9,790,195)		9,977,052
EQUITY SECURITIES — 63.02%
Argentina — 1.22%
MercadoLibre, Inc. *2	845	429,032
Brazil — 4.85%
Banco Bradesco SA - ADR [2,3]	28,571	311,710
Cia Brasileira de Distribuicao – Pref.	14,622	341,556
Linx SA	18,141	171,430
PagSeguro Digital, Ltd. - A * 2,3	9,521	284,202
Petroleo Brasileiro SA - SP ADR [2,3]	37,172	591,778
		1,700,676
Chile — 0.82%
Itau CorpBanca	32,448,177	286,095
China — 23.70%
3SBio, Inc. [1]	113,500	223,241
AIA Group, Ltd.	68,320	680,154
Aier Eye Hospital Group Co., Ltd. - A	65,048	329,102
Alibaba Group Holding, Ltd. - SP ADR * 2,3	7,787	1,420,738
China Construction Bank Corp. - H	476,986	408,932
China Merchants Bank Co., Ltd.	37,500	182,245
China Resources Beer Holdings Co., Ltd.	52,000	218,930
CNOOC, Ltd. - ADR [2,3]	1,575	292,572
HUYA, Inc. - ADR * 2,3	10,928	307,405
Industrial & Commercial Bank of China, Ltd.	445,520	326,336
Inner Mongolia Yili Industrial Group Co., Ltd. - A	63,275	274,089
Kingdee International Software Group Co., Ltd.	194,000	224,397
Noah Holdings, Ltd. - SP ADR * 2,3	1,999	96,872
Ping An Healthcare and Technology Co., Ltd. * 1	47,384	267,403
Ping An Insurance Group Co. of China, Ltd. - H	78,272	876,447
Sands China, Ltd.	42,210	212,125
Shanghai International Airport Co., Ltd. - A	39,300	363,456
Shenzhou International Group Holdings, Ltd.	16,200	217,101
Sunac China Holdings, Ltd.	40,790	203,171
Tencent Holdings, Ltd.	25,726	1,183,068
		8,307,784
Cyprus — 0.86%
TCS Group Holding PLC GDR [3]	16,969	301,030

Driehaus Multi-Asset Growth Economies Fund

Schedule of Investments

March 31, 2019 (unaudited)

	Shares, Principal Amount, or Number of Contracts	Value
Egypt — 0.46%
Commercial International Bank Egypt SAE - GDR [3]	41,195	$160,042
India — 7.36%
Biocon, Ltd.	28,287	249,305
HDFC Bank, Ltd. - ADR [2,3]	4,102	475,463
ICICI Bank, Ltd. - SP ADR [2,3]	58,583	671,361
ICICI Lombard General Insurance Co., Ltd. [1]	15,288	228,035
ITC, Ltd.	27,185	116,647
Kotak Mahindra Bank, Ltd.	11,107	213,963
Reliance Industries, Ltd.	21,090	415,026
Tata Consultancy Services, Ltd.	7,332	211,853
		2,581,653
Indonesia — 2.29%
PT Gudang Garam Tbk	29,400	171,775
PT Bank Central Asia Tbk	234,497	456,973
Telekomunikasi Indonesia Persero Tbk	630,836	174,986
		803,734
Kuwait — 1.09%
National Bank of Kuwait SAKP	129,422	383,031
Mexico — 0.75%
Wal-Mart de Mexico SAB de CV	98,253	262,814
Netherlands — 0.94%
Heineken NV	3,133	330,625
Philippines — 1.14%
BDO Unibank, Inc.	157,185	400,521
Poland — 0.81%
CD Projekt SA *	5,424	282,544
Russia — 3.42%
Globaltrans Investment PLC - SP GDR [3]	26,321	280,055
MMC Norilsk Nickel PJSC - ADR [3]	12,966	273,842
Sberbank of Russia PJSC - SP ADR [3]	21,914	290,580
Tatneft PJSC - ADR [3]	5,128	354,858
		1,199,335
South Africa — 1.54%
Capitec Bank Holdings, Ltd.	3,245	303,609
MultiChoice Group, Ltd. *	982	8,215
Naspers, Ltd. - N	982	226,780
		538,604
South Korea — 5.11%
Koh Young Technology, Inc.	2,395	180,401
LG Chem, Ltd.	457	147,355
Macquarie Korea Infrastructure Fund	51,186	480,249

Driehaus Multi-Asset Growth Economies Fund

Schedule of Investments

March 31, 2019 (unaudited)

	Shares, Principal Amount, or Number of Contracts	Value
Samsung Electronics Co., Ltd.	11,322	$445,359
Samsung Fire & Marine Insurance Co., Ltd.	1,071	284,002
SK Hynix, Inc.	3,909	255,526
		1,792,892
Taiwan — 4.65%
Giant Manufacturing Co., Ltd.	48,000	342,629
Hon Hai Precision Industry Co., Ltd.	134,500	320,752
Taiwan Semiconductor Manufacturing Co., Ltd.	121,432	967,264
		1,630,645
Thailand — 2.01%
Charoen Pokphand Foods PCL - NVDR	164,100	131,859
CP ALL PCL - NVDR	132,613	312,362
Tisco Financial Group PCL - NVDR	93,491	259,984
		704,205
Total EQUITY SECURITIES
(Cost $18,148,442)		22,095,262
EQUITY CERTIFICATES — 0.59%
India — 0.59%
ITC, Ltd.[4]	48,407	207,708
Total EQUITY CERTIFICATES
(Cost $205,716)		207,708

TOTAL INVESTMENTS
(Cost $28,144,353)	92.06%	32,280,022

Other Assets less Liabilities	7.94%	2,782,963

Net Assets	100.00%	$35,062,985

Driehaus Multi-Asset Growth Economies Fund

Schedule of Investments

March 31, 2019 (unaudited)

*	Non-income producing security.

ADR — American Depository Receipt

CALY — Calyon Securities

GDR — Global Depository Receipt

NVDR — Non-Voting Depository Receipt

SP ADR — Sponsored American Depository Receipt

SP GDR — Sponsored Global Depository Receipt

[1]	Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by Driehaus Mutual Funds' ( the "Trust") Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[2]	All or a portion of this security is pledged as collateral for short sales or derivatives transactions.

[3]	Foreign security denominated in U.S. dollars and traded on a U.S. exchange.

[4]	Restricted security — Investments in securities not registered under the Securities Act of 1933, excluding 144A securities. At March 31, 2019, the value of these restricted securities amounted to $207,708 or 0.59% of net assets. These restricted securities have not been deemed illiquid.

[5]	Foreign security, par value shown in local currency.

Percentages are stated as a percent of net assets.

See accompanying Notes to Schedule of Investments.

Driehaus Multi-Asset Growth Economies Fund

Schedule of Investments

March 31, 2019 (unaudited)

Additional information on each restricted security is as follows:

Security	Counter- Party	Acquisition Date(s)	Acquisition Costs
ITC, Ltd.	CALY	4/11/17	$205,716

See accompanying Notes to Schedule of Investments.

Driehaus Multi-Asset Growth Economies Fund

Schedule of Investments

March 31, 2019 (unaudited)

Regional Weightings(a)

Asia/Far East Ex-Japan	51.59%
South America	16.50%
Eastern Europe	10.30%
Africa	9.49%
North America	2.23%
Middle East	1.95%

(a)	All percentages are stated as a percent of net assets at March 31, 2019.

Driehaus Multi-Asset Growth Economies Fund

Schedule of Investments

March 31, 2019 (unaudited)

SWAP CONTRACTS

Credit Default Swaps
Counterparty	Reference Instrument	Currency	Notional Amount(4)	Buy/Sell Protection(1)(2)	Pay (Receive) Fixed Rate	Payment Frequency	Expiration Date	Implied Credit Spread(3)	Upfront Premium Paid (Received)	Unrealized Appreciation/ (Depreciation)	Value
Bank of America	United Mexican States
	4.15%, 3/28/27	USD	5,000,000	Buy	1.00%	Quarterly	12/20/2023	1.09%	$80,794	$(69,220)	$11,574

TOTAL CREDIT DEFAULT SWAPS									$80,794	$(69,220)	$11,574

[1]	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying investments comprising the referenced index or (ii) receive a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.

[2]	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying investments comprising the referenced index or (ii) pay a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.

[3]	An implied credit spread is the spread in yield between a U.S. Treasury security and the referenced obligation or underlying investment that are identical in all respects except for the quality rating. Implied credit spreads, represented in absolute terms, utilized in determining the value of credit default swap agreements on corporate and sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads, in comparison to narrower credit spreads, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

[4]	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

USD - United States Dollar

See accompanying Notes to Schedule of Investments.

Driehaus Multi-Asset Growth Economies Fund

Schedule of Investments

March 31, 2019 (unaudited)

CENTRALLY CLEARED SWAP CONTRACTS

Interest Rate Swaps

Counterparty	Notional Amount	Fixed Rate	Floating Rate Index	Payment Frequency	Expiration Date	Value/ Unrealized Appreciation/ (Depreciation)
Chicago Mercantile Exchange	COP 6,100,000,000	6.50%[2]	Daily COP COOVIBR[2]	Daily	11/9/2028	$(111,771)

Chicago Mercantile Exchange	COP 21,200,000,000	5.825%[1]	Daily COPCOOVIBR[1]	Daily	11/9/2023	241,484

Chicago Mercantile Exchange	COP 48,100,000,000	4.64%[2]	Daily COP COOVIBR[2]	Daily	11/12/2019	(33,096)

LCH Clearnet Limited	CZK 300,000,000	2.13%[1]	6-Months CZK PRIBO6M1	Semi-Annually	1/21/2021	23,555

LCH Clearnet Limited	CZK 65,000,000	1.85%[2]	6-Months CZK PRIBO6M2	Semi-Annually	1/21/2029	(18,798)

Chicago Mercantile Exchange	MXN 55,000,000	7.98%[1]	28-Day MXN MXIBTIIE[1]	28-Day	3/13/2029	(27,455)

Chicago Mercantile Exchange	MXN 55,000,000	8.235%[1]	28-Day MXN MXIBTIIE[1]	28-Day	3/1/2029	24,260

LCH Clearnet Limited	USD 2,200,000	2.3625%[2]	3-Months USD US0003M2	Quarterly	3/27/2029	6,478

TOTAL INTEREST RATE SWAPS						$104,657

[1]	Fund Pays the floating rate and receives the fixed rate.

[2]	Fund Pays the fixed rate and receives the floating rate.

COP - Colombian Peso

CZK - Czech Koruna

MXN - Mexican Peso

USD - United States Dollar

COOVIBR - Columbia IBR Overnight Nominal Interbank Reference Rate

MXIBTIIE - Mexico 28-day Interbank Interest Rate

US0003M - ICE Libor USD 3-month Rate

PRIBO6M - Czech Interbank Offered Rate

See accompanying Notes to Schedule of Investments.

Driehaus Multi-Asset Growth Economies Fund

Schedule of Investments

March 31, 2019 (unaudited)

FORWARD FOREIGN CURRENCY CONTRACTS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Appreciation/ (Depreciation)
Goldman Sachs	BRL	1,930,400	USD	513,036	June 12, 2019	$(22,748)
Goldman Sachs	USD	500,000	BRL	1,930,400	June 12, 2019	9,712
JP Morgan	COP	1,891,800,000	USD	607,368	April 8, 2019	(14,326)
Goldman Sachs	USD	700,000	HUF	196,971,992	May 24, 2019	9,213
JP Morgan	USD	605,490	IDR	8,503,200,000	April 8, 2019	9,116
Goldman Sachs	TRY	1,914,394	USD	350,000	April 26, 2019	(17,584)
Morgan Stanley	USD	333,925	TRY	1,914,394	April 26, 2019	1,509

TOTAL FORWARD FOREIGN CURRENCY CONTRACTS						$(25,108)

BRL - Brazilian Real

COP - Colombian Peso

HUF - Hungarian Forint

IDR - Indonesian Rupiah

TRY - Turkish lira

USD - United States Dollar

See accompanying Notes to Schedule of Investments.

Driehaus Mutual Funds

Notes to Schedule of Investments (unaudited)

A.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization

The Driehaus Mutual Funds (the “Trust”) is an open-end registered management investment company under the Investment Company Act of 1940, as amended, organized as a Delaware statutory trust, with eight separate series currently in operation. The Trust was organized under an Agreement and Declaration of Trust dated May 31, 1996, as subsequently amended and restated as of June 6, 2013 and amended as of June 4, 2015, and may issue an unlimited number of full and fractional units of beneficial interest (shares) without par value. The three series (“Funds” or each a “Fund”) included in this report are as follows: the Driehaus Active Income Fund (the “Active Income Fund”) commenced operations on June 1, 2009 following the receipt of the assets and liabilities of the Lotsoff Capital Management Active Income Fund (the “Acquired Fund”) pursuant to a plan of reorganization approved by the shareholders of the Acquired Fund. The reorganization was accomplished by a tax-free exchange of Acquired Fund shares for an equal number of shares of the Active Income Fund as of June 1, 2009. The Active Income Fund seeks to provide current income and capital appreciation. The Driehaus Event Driven Fund (the “Event Driven Fund”) commenced operations on August 26, 2013, following a tax-free exchange with the Driehaus Credit Opportunities Fund, L.P. The Event Driven Fund seeks to provide positive returns over full market cycles. The Driehaus Multi-Asset Growth Economies Fund (the “Multi-Asset Growth Economies Fund”) commenced operations on April 10, 2017, after succeeding to the assets of the Driehaus Emerging Markets Dividend Growth Fund, L.P. The transaction was structured to be a tax-free exchange and the cost basis and holding period of the underlying securities were carried over to the Multi-Asset Growth Economies Fund. The Multi-Asset Growth Economies Fund seeks to maximize total return.

Significant Accounting Policies

The presentation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses. Actual results may differ from those estimates.

The Funds, which are investment companies within the scope of Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2013-08, follow accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, Financial Services-Investment Companies.

Cash is held at U.S. financial institutions, and at times, may exceed the amount insured by the U.S. Federal Deposit Insurance Corporation. The Funds consider highly liquid investments, with maturities of ninety days or less when purchased to be cash equivalents, and such investments may include money market mutual fund investments. All such investments are categorized in Level 1 of the fair value hierarchy.

Securities Valuation

Investments in securities traded on a national securities exchange, including exchange-traded futures and options, are valued at the last reported sales or settlement price on the day of valuation and are generally classified as level 1. Exchange-traded securities for which no sale was reported are valued at the mean of the closing bid and ask prices from the exchange the security is primarily traded on and are generally classified as level 1. Equity certificates are valued at the last sale price of the underlying security as of the close of the primary exchange. Long-term fixed income securities are valued at the representative quoted bid price when held long or the representative quoted ask price if sold short or, if such prices are not available, at prices for securities of comparable maturity, quality and type or as determined by an independent pricing service. The pricing service provider may employ methodologies that utilize actual market transactions, broker-dealer supplied valuations or other techniques. Such techniques generally consider factors such as composite security prices, yields, maturities, call features, credit ratings and developments relating to specific securities, in arriving at valuations. Fixed income securities are generally classified as level 2. Short-term investments with remaining maturities of 60 days or less at the time of purchase are stated at amortized cost, which approximates fair value. If amortized cost does not approximate fair value, short-term securities are reported at fair value. These securities are generally classified as level 2. Swaps, forward foreign currency contracts and other financial derivatives are valued daily, primarily by an independent pricing service using pricing models and are generally classified as level 2. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. If valuations are not available from the independent pricing service or values received are deemed not representative of fair value, values will be obtained from a third party broker-dealer or counterparty. Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from an independent pricing service. In addition, for Multi-Asset Growth Economies Fund, if quotations are not readily available, if the values have been materially affected by events occurring after the closing of a foreign market, or if there has been a movement in the U.S. market that exceeds a certain threshold, assets may be valued at fair value as determined in good faith by or under the direction of the Trust’s Board of Trustees. Events that may materially affect asset values that could cause a fair value determination include, but are not limited to: corporate announcements relating to a specific security; natural and other disasters which may impact an entire market or region; and political and other events which may be global or impact a particular country or region. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. To the extent utilized, securities would be considered level 2 in the hierarchy described below. Securities for which market quotations are not readily available are valued at fair value as determined in good faith in accordance with procedures established by or under the direction of the Trust’s Board of Trustees and are generally classified as level 3. Under these procedures, the Funds primarily employ a market-based approach, which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment to determine the fair value of the investment. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market existed for the investments, and such differences could be material.

Driehaus Mutual Funds

Notes to Schedule of Investments (unaudited) — (Continued)

Each Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

Level 1 —	quoted prices for active markets for identical securities

Level 2 —	significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 —	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Active Income Fund’s investments as of March 31, 2019:

Assets	Level 1	Level 2	Level 3	Total
Bank Loans	$—	$164,173,262	$—	$164,173,262
Common Stocks
Banks	1,965,970	—	—	1,965,970
Media	1,296,017	—	—	1,296,017
Software	10,637	—	—	10,637
Convertible Corporate Bonds	—	3,338,520	—	3,338,520
Convertible Preferred Stocks
Auto Manufacturers	—	—	0	0
Corporate Bonds	—	338,259,262	—	338,259,262
Preferred Stocks
Banks	20,803,122	—	—	20,803,122
Private Stock
Investment Companies	—	—	1,956,000	1,956,000

Total	$24,075,746	$505,771,044	$1,956,000	$531,802,790

Liabilities
Common Stocks Sold Short
Pharmaceuticals	$(1,165,780)	$—	$—	$(1,165,780)
Corporate Bonds Sold Short	—	(34,605,971)	—	(34,605,971)
Exchange-Traded Funds Sold Short	(20,421,280)	—	—	(20,421,280)

Total	$(21,587,060)	$(34,605,971)	$—	$(56,193,031)

Other Financial Instruments*
Futures Contracts	$(1,226,328)	$—	$—	$(1,226,328)

Total Other Financial Instruments	$(1,226,328)	$—	$—	$(1,226,328)

*	Other financial instruments are futures contracts, which are detailed in the Schedule of Investments.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value in the Active Income Fund:

Investments, at Value
Balance as of December 31, 2018	$1,956,000
Realized gain (loss)	—
Change in net unrealized appreciation (depreciation)	—
Purchases	—
Sales	—
Transfers in and/or out of Level 3	—
Balance as of March 31, 2019	$1,956,000

As of March 31, 2019 and December 31, 2018, the Active Income Fund held Level 3 investments in General Motors Corp. senior convertible preferred stock and Larchmont Resources LLC private stock, valued at fair value as determined in good faith in accordance with procedures established by or under the direction of the Trust’s Board of Trustees. As a part of the ongoing restructuring of General Motors, any value previously ascribed to these holdings has been transferred to the General Motors Co. Motors Liquidation Co. GUC Trust common stock, which is freely and actively traded, and therefore the senior convertible preferred stock was fair valued at $0. The common stock investment in Larchmont Resources LLC has been valued using an unadjusted third-party pricing vendor quote. The following table summarizes the quantitative inputs and assumptions used for items categorized as Level 3 of the fair value hierarchy as of March 31, 2019:

Driehaus Mutual Funds

Notes to Schedule of Investments (unaudited) — (Continued)

Financial Assets	Fair Value at March 31, 2019	Valuation Technique(s)	Unobservable Inputs	Price/Range
Convertible Preferred Stock	$0	Cash available in relation to claim	Estimated recovery	$0

Private Stock	$1,956,000	Broker quote	N/A	N/A

The following is a summary of the inputs used to value the Event Driven Fund’s investments as of March 31, 2019:

Assets	Level 1	Level 2	Level 3	Total
Bank Loans	$—	$7,055,822	$—	$7,055,822
Common Stocks
Banks	1,133,757	—	—	1,133,757
Biotechnology	6,203,807	—	—	6,203,807
Computers	812,682	—	—	812,682
Electronics	1,858,035	—	—	1,858,035
Healthcare - Products	2,012,689	—	—	2,012,689
Healthcare - Services	494,021	—	—	494,021
Insurance	2,578,590	—	—	2,578,590
Media	1,025,738	—	—	1,025,738
Pharmaceuticals	7,066,721	—	—	7,066,721
Savings & Loans	1,934,664	—	—	1,934,664
Software	494,634	—	—	494,634
Telecommunications	142,247	—	—	142,247
Corporate Bonds	—	17,588,602	—	17,588,602
Convertible Preferred Stocks
Auto Manufacturers	—	—	0	0
Private Preferred Stocks
Biotechnology	—	—	943,685	943,685

Total	$25,757,585	$24,644,424	$943,685	$51,345,694

Liabilities
Common Stocks Sold Short
Pharmaceuticals	$(430,058)	$—	$—	$(430,058)
Exchange-Traded Funds Sold Short	(10,883,981)	—	—	(10,883,981)

Total	$(11,314,039)	$—	$—	$(11,314,039)

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value in the Event Driven Fund:

Investments, at Value
Balance as of December 31, 2018	$830,745
Realized gain (loss)	—
Change in net unrealized appreciation (depreciation)	112,940
Purchases	—
Sales	—
Transfers in and/or out of Level 3	—

Balance as of March 31, 2019	$943,685

As of March 31, 2019, the Event Driven Fund held Level 3 investments in General Motors Corp. senior convertible preferred stock and Ideaya Biosciences, Inc. private preferred stock. The General Motors Corp. senior convertible preferred stock was valued in the same manner described for the Active Income Fund. The Ideaya Biosciences, Inc. private preferred stock was valued using a third-party valuation source that is provided on a monthly recurring basis. The evaluated price included in the third-party report is adjusted daily for market movements of a biotechnology index. The following table summarizes the quantitative inputs and assumptions used for items categorized as Level 3 of the fair value hierarchy as of March 31, 2019:

Driehaus Mutual Funds

Notes to Schedule of Investments (unaudited) — (Continued)

Financial Assets	Fair Value at March 31, 2019	Valuation Technique(s)	Unobservable Inputs	Price/Median
Convertible Preferred Stock	$0	Cash available in relation to claim	Estimated recovery	$0

			Transaction price	$1.2945

			Median comparable market capitalization adjustment	(27.0%)

Private Preferred Stock	943,685	Adjusted transaction price (a)	Company specific discount	(45.4%)

(a) -	The valuation technique for this security includes using valuation information provided by an independent third-party. The report is prepared using the index performance method of comparable companies and a company specific discount. To adjust to fair value on a daily basis, the value presented in the third-party report is adjusted based upon the daily price change of an exchange traded fund containing a basket of publicly traded companies in the same sector.

The following is a summary of the inputs used to value the Multi-Asset Growth Economies Fund’s investments as of March 31, 2019:

Assets	Level 1	Level 2	Level 3	Total
Sovereign Bonds
Argentina	$—	$715,875	$—	$715,875
Brazil	—	920,686	—	920,686
Colombia	—	713,456	—	713,456
Egypt	—	1,724,377	—	1,724,377
Hungary	—	702,383	—	702,383
Indonesia	—	1,352,542	—	1,352,542
Mexico	—	518,627	—	518,627
Nigeria	—	342,853	—	342,853
Peru	—	1,021,069	—	1,021,069
Poland	—	520,915	—	520,915
South Africa	—	559,393	—	559,393
Thailand	—	310,221	—	310,221
Turkey	—	318,218	—	318,218
Ukraine	—	256,437	—	256,437
Equity Securities
Argentina	429,032	—	—	429,032
Brazil	1,700,676	—	—	1,700,676
Chile	286,095	—	—	286,095
China	8,307,784	—	—	8,307,784
Cyprus	301,030	—	—	301,030
Egypt	160,042	—	—	160,042
India	2,581,653	—	—	2,581,653
Indonesia	803,734	—	—	803,734
Kuwait	383,031	—	—	383,031
Mexico	262,814	—	—	262,814
Netherlands	330,625	—	—	330,625
Philippines	400,521	—	—	400,521
Poland	282,544	—	—	282,544
Russia	1,199,335	—	—	1,199,335
South Africa	538,604	—	—	538,604
South Korea	1,792,892	—	—	1,792,892
Taiwan	1,630,645	—	—	1,630,645
Thailand	704,205	—	—	704,205

Driehaus Mutual Funds

Notes to Schedule of Investments (unaudited) — (Continued)

Assets (continued)	Level 1	Level 2	Level 3	Total
Equity Certificates**	$—	$207,708	$—	$207,708

Total	$22,095,262	$10,184,760	$—	$32,280,022

Other Financial Instruments*
Interest Rate Swaps - Asset***	$—	$295,777	$—	$295,777
Interest Rate Swaps - Liabilities***	—	(191,120)	—	(191,120)
Credit Default Swaps - Asset	—	11,574	—	11,574
Forward Foreign Currency Contracts - Assets	—	29,550	—	29,550
Forward Foreign Currency Contracts - Liabilities	—	(54,658)	—	(54,658)

Total Other Financial Instruments	$—	$91,123	$—	$91,123

*	Other financial instruments are swap and forward foreign currency contracts, which are detailed in the Schedule of Investments.
**	See Schedule of Investments for industry and/or country breakout.
***	Includes cumulative appreciation (depreciation) of centrally cleared swap contracts as shown in the Schedule of Investments.

Securities Sold Short

The Funds are engaged in selling securities short, which obligates them to replace a borrowed security by purchasing it at market price at the time of replacement. Each Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. Each Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Funds are required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit with the broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short. Each Fund is obligated to pay any dividends or interest due on securities sold short.

Foreign Currency Translation

The value of securities, currencies and other assets and liabilities not denominated in U.S. dollars are translated into U.S. dollar values based upon the current rates of exchange on the date of the Funds’ valuations.

Net realized foreign exchange gains or losses which are reported by the Funds result from currency gains and losses on transaction hedges arising from changes in exchange rates between the trade and settlement dates on forward contract transactions, and the difference between the amounts accrued for dividends, interest, and foreign taxes and the amounts actually received or paid in U.S. dollars for these items. Net unrealized foreign exchange gains and losses result from changes in the U.S. dollar value of assets and liabilities (other than investments in securities), which are denominated in foreign currencies, as a result of changes in exchange rates.

Net realized gain (loss) on foreign currency contracts on portfolio hedges result from the use of forward contracts to hedge portfolio positions denominated or quoted in a particular currency in order to reduce or limit exposure in that currency. The Event Driven Fund and Multi-Asset Growth Economies Fund held portfolio hedges as of March 31, 2019 as disclosed in the Schedule of Investments. The Active Income Fund had no portfolio hedges at March 31, 2019.

The Funds do not isolate that portion of the results of operations which results from fluctuations in foreign exchange rates on investments. These fluctuations are included with the net realized gain (loss) on investments and the net change in unrealized appreciation (depreciation) on investments.

Securities Transactions and Income

The Trust records security transactions based on trade date. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are accreted and amortized over the lives of the respective securities using the effective yield method. Withholding taxes on foreign dividends and interest have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

Pursuant to the terms of certain of the senior unsecured loan agreements, the Funds may have unfunded loan commitments, which are callable on demand. Each Fund will have available with its custodian, cash and/or liquid securities having an aggregate value at least equal to the amount of the unfunded senior loan commitments. At March 31, 2019, the Funds had no unfunded senior loan commitments.

With respect to the senior loans held in each Fund’s portfolio, the Funds may: 1) invest in assignments; 2) act as a participant in primary lending syndicates; or 3) invest in participations. If a Fund purchases a participation of a senior loan interest, the Fund would typically enter into a contractual agreement with the lender or other third party selling the participation, rather than directly with the borrower. As such, the Fund not only assumes the credit risk of the borrower, but also that of the selling participant or other persons interpositioned between the Fund and the borrower. At March 31, 2019, the Funds had no such outstanding senior loan participation commitments.

Driehaus Mutual Funds

Notes to Schedule of Investments (unaudited) — (Continued)

B.  INVESTMENTS IN DERIVATIVES

Each Fund uses derivative instruments such as swaps, futures, options, swaptions and forward foreign currency contracts in connection with their respective investment strategies. During the period January 1, 2019 through March 31, 2019, the Active Income Fund primarily utilized: 1) futures to hedge their interest rate and/or commodity risk and manage volatility. During the period January 1, 2019 through March 31, 2019, the Event Driven Fund primarily utilized: 1) options to both hedge exposure and provide exposure to certain market segments or specific securities; and 2) forward foreign currency contracts to manage currency risk in portfolio holdings. During the period January 1, 2019 through March 31, 2019, the Multi-Asset Growth Economies Fund primarily utilized: 1) interest rate swaps to hedge against interest rate fluctuation and enable the parties involved to exchange fixed and floating cash flows; 2) credit default swaps as alternatives to direct investments to manage exposure to specific sectors/markets/industries and/or credit events and manage volatility; 3) options to both hedge exposure and provide exposure to certain market segments or specific securities; and 4) forward foreign currency contracts to manage currency risk in portfolio holdings. Detail regarding each derivative type is included below.

Swap Contracts

The Funds are subject to credit risk, volatility risk and interest rate risk exposure in the normal course of pursuing their investment objectives. The Funds engage in various swap transactions, including forward rate agreements and interest rate, currency, volatility, index and total return swaps, primarily to manage duration and yield curve risk, or as alternatives to direct investments. Swaps that are centrally cleared are exposed to the creditworthiness of the clearing organizations (and, consequentially, that of their members — generally, banks and broker-dealers) involved in the transaction. Centrally cleared swaps are valued daily and unrealized gains or losses are recorded in a “variation margin” account. The Fund receives from or pays to the clearing organization a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss.

Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Funds may elect to pay a fixed rate and receive a floating rate or receive a fixed rate and pay a floating rate on a notional principal amount. The net interest received or paid on interest rate swap agreements is accrued daily as interest income/expense. Interest rate swaps are marked-to-market daily using fair value estimates provided by an independent pricing service. Changes in value, including accrued interest, are recorded as changes in net unrealized appreciation (depreciation) on the Statements of Operations. Unrealized appreciation is reported as an asset and unrealized depreciation is reported as a liability on the Statements of Assets and Liabilities. Gains or losses are realized upon termination of the contracts. The risk of loss under a swap contract may exceed the amount recorded as an asset or a liability.

Total return swap contracts are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure and to manage exposure to specific sectors or industries and/or to gain exposure to specific markets/countries and to specific sectors/industries. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as a change in net unrealized appreciation (depreciation) on the Statements of Operations. Unrealized appreciation is reported as an asset and unrealized depreciation is reported as a liability on the Statements of Assets and Liabilities. Payments received or made are recorded as realized gains or losses. Gains or losses are realized upon termination of the contracts. Each Fund’s maximum risk of loss from counterparty risk is the fair value of the contract.

Volatility swaps are forward contracts on the future realized volatility of an underlying instrument. Volatility swaps are generally used to speculate on future volatility levels, trade the spread between realized and implied volatility or hedge volatility exposure of other positions. Changes in value are recorded as changes in net unrealized appreciation (depreciation) on the Statements of Operations. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statements of Assets and Liabilities. Gains or losses are realized upon termination of the contracts. The risk of loss under a volatility swap contract is dependent upon the volatility of the underlying instrument.

Under the terms of a credit default swap contract, one party acts as a guarantor receiving a periodic payment that is a fixed percentage applied to a notional amount. In return, the party agrees to purchase the notional amount of the underlying instrument, at par, if a credit event occurs during the term of the contract. Each Fund may enter into credit default swaps in which the Fund acts as guarantor (a seller of protection), and may enter into credit default swaps in which the counterparty acts as guarantor (a buyer of protection). Premiums paid to or by the Funds are accrued daily and included in net realized gain (loss) on swap contracts. The contracts are marked-to-market daily using fair value estimates provided by an independent pricing service. Changes in value are recorded as unrealized appreciation (depreciation) on the Statements of Operations. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statements of Assets and Liabilities. Gains or losses are realized upon termination of the contracts. The risk of loss under a swap contract may exceed the amount recorded as an asset or a liability. The notional amount of a swap contract is the reference amount pursuant to which the counterparties make payments. For swaps in which the referenced obligation is an index, in the event of default of any debt security included in the corresponding index, the Fund pays or receives the percentage of the corresponding index that the defaulted security comprises (1) multiplied by the notional value and (2) multiplied by the ratio of one minus the ratio of the market value of the defaulted debt security to its par value. The maximum exposure to loss of the notional value as a seller of credit default swaps outstanding at March 31, 2019 for the Active Income Fund, Event Driven Fund and Multi-Asset Growth Economies Fund was $0, $0 and $0, respectively. As of March 31, 2019, the Multi-Asset Growth Economies Fund had an outstanding credit default swap contract as listed in the Schedule of Investments.

Driehaus Mutual Funds

Notes to Schedule of Investments (unaudited) — (Continued)

Risks associated with swap contracts include changes in the returns of underlying instruments and/or interest rates, failure of the counterparties to perform under the contracts’ terms and the possible lack of liquidity with respect to the contracts. For centrally cleared swap contracts, counterparty risk is limited due to the role of the clearinghouse Credit default swaps can involve greater risks than if an investor had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk. The Funds disclose swap contracts on a gross basis, with no netting of contracts held with the same counterparty. As of March 31, 2019, the Multi-Asset Growth Economies Fund had outstanding swap contracts as listed on the Schedule of Investments. The Active Income Fund and Event Driven Fund had no outstanding swap contracts at March 31, 2019.

Futures Contracts

The Funds may enter into futures contracts to produce incremental earnings, hedge existing positions or protect against market changes in the value of equities or interest rates. Upon entering into a futures contract with a broker, a Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities. With futures contracts, there is minimal counterparty credit risk to the Funds since futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures contracts, guarantees the futures contract against default. As of March 31, 2019, the Active Income Fund had outstanding futures contracts as listed in the Schedule of Investments. The Event Driven Fund and Multi-Asset Growth Economies Fund had no outstanding futures contracts at March 31, 2019.

Options Contracts

The Funds may use options contracts to hedge downside risk, produce incremental earnings or protect against market changes in the value of equities or interest rates. The Funds may write covered call and put options on futures, swaps, securities or currencies the Funds own or in which they may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Schedule of Investments. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. A Fund, as a writer of an option, has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. The risk exists that a Fund may not be able to enter into a closing transaction because of an illiquid market. In addition, to the extent a Fund purchases an over-the-counter (“OTC”) option, it is subject to credit risk that the counterparty to the trade does not perform under the contract’s terms. The Funds are not subject to credit risk on OTC options written as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

The Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium, which is included in its Schedule of Investments as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss. When entering into purchased option contracts, a Fund bears the risk of securities prices moving unexpectedly, in which case, a Fund may not achieve the anticipated benefits of the purchased option contracts; however, the risk of loss is limited to the premium paid. The Funds had no outstanding options contracts at March 31, 2019.

Swaptions

An option on a swap contract, also called a “swaption,” is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium.” A call or receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index swap. A put or payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index swap. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties. The Funds had no outstanding swaptions at March 31, 2019.

Forward Foreign Currency Contracts

The Funds use forward foreign currency contracts to manage foreign currency, to produce incremental earnings or to hedge existing positions. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the inter-bank market conducted directly between currency traders (usually large commercial banks) and their customers.

Driehaus Mutual Funds

Notes to Schedule of Investments (unaudited) — (Continued)

The market value of a forward foreign currency contract fluctuates with changes in currency exchange rates. Outstanding forward foreign currency contracts are valued daily at current market rates and the resulting change in market value is recorded as change in net unrealized appreciation or depreciation on the Statements of Operations. When a forward foreign currency contract is settled, the Fund records a realized gain or loss equal to the difference between the value at the time the forward foreign currency contract was opened and the value at the time it was settled. A forward foreign currency contract may involve market risk in excess of the unrealized appreciation (depreciation) reflected on the Statements of Assets and Liabilities. In addition, the Funds could be exposed to credit risk if the counterparties are unable or unwilling to meet the terms of the contracts or market risk if the value of the foreign currency changes unfavorably As of March 31, 2019, the Event Driven Fund and Multi-Asset Economies Fund had forward foreign currency contracts as listed in the Schedule of Investments. The Active Income Fund had no outstanding forward foreign currency contracts at March 31, 2019.

Equity Certificates

The Funds may invest in equity certificates, which allow the Funds to participate in the appreciation (depreciation) of the underlying security without actually owning the underlying security. These derivative instruments are purchased pursuant to an agreement with a financial institution and are valued at a calculated market price based on the value of the underlying security in accordance with the agreement. These equity certificates are subject to the credit risk of the issuing financial institution. There is no off-balance sheet risk associated with equity certificates and the Funds’ potential loss is limited to the purchase price of the securities. The Funds are exposed to credit risk associated with the counterparty to the transaction, which is monitored by the Funds’ management on a periodic basis. A Fund’s equity certificates are not subject to any master netting agreement.

On March 31, 2019, Multi-Asset Growth Economies Fund had unrealized depreciation of $1,992 as a result of its investments in these financial instruments. The aggregate market values of these certificates for Multi-Asset Growth Economies Fund represented 0.64% of its total market value of investments at March 31, 2019.

C.  FEDERAL INCOME TAXES

At March 31, 2019, gross unrealized appreciation and depreciation on investments, based on cost for Federal income tax purposes, were as follows:

	Active Income Fund	Event Driven Fund	Multi-Asset Growth Economies Fund
Cost of investments	$493,535,188	$39,344,022	$28,351,108

Gross unrealized appreciation	$4,152,810	$5,561,936	$4,366,960
Gross unrealized depreciation	(22,078,239)	(4,874,303)	(357,252)

Net unrealized appreciation (depreciation) on investments	$(17,925,429)	$687,633	$4,009,708

The difference between cost amounts for financial statement and Federal income tax purposes is due primarily to the tax deferral of losses on wash sales.